UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                       (IRS EMPLOYER IDENTIFICATION NO.)

                                 975 SPAULDING
                                ADA, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49301
                                  (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 8.01 Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated March 30, 2005 entitled-"MCKENZIE BAY APPLAUDS VOLUNTARY MICHIGAN NET METERING PROGRAM, DECISION BENEFITS WIND POWER CUSTOMERS AND THE ENVIRONMENT"; subtitle-"Wind Turbine Customers Will Be Able To Reduce Fossil Fuel Consumption"

The press release is in its entirety below:


MCKENZIE BAY APPLAUDS VOLUNTARY MICHIGAN NET METERING PROGRAM, DECISION BENEFITS WIND POWER CUSTOMERS AND THE ENVIRONMENT

Wind Turbine Customers Will Be Able To Reduce Fossil Fuel Consumption

FARMINGTON HILLS, Mich.--(BUSINESS WIRE)--March 30, 2005-- McKenzie Bay International Ltd. (OTCBB:MKBY - News) today issued a public statement applauding the voluntary statewide net metering program approved yesterday by the Michigan Public Service Commission (PSC).

The net metering initiative is the result of a consensus agreement signed by 11 utilities serving customers in Michigan. As a result of the decision, Michigan customers will be able to generate renewable energy for on-site use with McKenzie Bay's next-generation WindStor(SM) wind power system. The decision also empowers Michigan customers to further maximize savings by transmitting excess power into the public grid. In exchange for the power generated by the customer, the utility will issue a credit to that customer commensurate with the power metered.

"This program will encourage the development of on-site renewable energy sources such as WindStor(SM). It will also take some pressure off the electrical grid and allow residential and small business customers to utilize green energy in a meaningful way while reducing their power costs," said McKenzie Bay President, Gary L. Westerholm.

According to Michigan PSC Chairman, J. Peter Lark, "Every kilowatt of electricity generated by renewable energy is a kilowatt that does not produce harmful emissions."

Michigan-based McKenzie Bay subsidiary WindStor Power Co is the owner and developer of WindStor(SM), a wind energy system designed to integrate distributed generation wind power installed on or near a building with grid power. WindStor(SM) will feature WindStor Wind Turbines, a proprietary system integrator and, if applicable, a battery. www.mckenziebay.com

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. These differences may result from a variety of factors, including the following: lack of operating history; unavailability of future equity infusions and other financing alternatives; failure or delays in further developing proprietary processes or effectively commercializing such processes; dependence on the success of entering the energy production market; and concentration of ownership of the Company's common stock by directors and officers. These and other factors that may emerge could cause decisions to differ materially from current expectations. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

----------------------------------------------------------
Contact:
     McKenzie Bay International Ltd.
     Richard Kaiser, 800-631-8127
     rich@yesinternational.com
---------------------------------------------------------
Source: McKenzie Bay International Ltd.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.

Date: March 31, 2005

/s/Gary L. Westerholm
_____________________
Gary L. Westerholm
President, Chief Executive
Officer and Director
(Principal Executive Officer)